UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 6, 2019

Date of Report
(Date of earliest event reported)

BLUCORA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6333 State Hwy 161, 4th Floor
Irving, Texas 75038
(Address of principal executive offices)

(972) 870-6400
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BCOR	NASDAQ Global Select Market

Item 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 6, 2019, Blucora, Inc. (the “Company”) entered into Amendment No. 2 (the “Amendment”) to its existing Credit Agreement, dated as of May 22, 2017, by and among the Company, certain subsidiary guarantors party thereto (the “Subsidiary Guarantors”), the lenders party thereto, and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent (as the same has been amended, the “Credit Agreement”).

Pursuant to the Amendment, the Credit Agreement was amended to, among other things: (i) provide for a term loan increase in the aggregate principal amount of $125.0 million (the “2024 Term Loan Increase”) which upon funding will be in the form of a fungible increase to, and on substantially the same terms as, the Company’s existing senior secured term loan due 2024 in the original aggregate principal amount of $375.0 million (the “Existing 2024 Term Loan”), (ii) increase the total amount of the revolving credit facility under the Credit Agreement by $15.0 million to an aggregate of $65.0 million and (iii) appoint JPMorgan Chase Bank, N.A. as successor administrative agent and successor collateral agent under the Credit Agreement and related loan documents.

The 2024 Term Loan Increase has substantially the same terms as the Existing 2024 Term Loan, including that the 2024 Term Loan Increase, among other things, (i) bears interest at a rate per annum equal to the applicable interest rate per annum under the Existing 2024 Term Loan, (ii) is guaranteed by the Subsidiary Guarantors, (iii) is secured by substantially all of the assets of the Company and the Subsidiary Guarantors, (iv) requires the Company to make mandatory annual prepayments in certain circumstances, including in the event that the Company generates Excess Cash Flow (as defined in the Credit Agreement) in a given fiscal year, (v) permits the Company to voluntarily prepay the 2024 Term Loan Increase without premium or penalty, subject to certain exceptions, and (vi) has a maturity date of May 22, 2024. The Company is required to make principal amortization payments on the 2024 Term Loan Increase quarterly on the last business day of each March, June, September and December, beginning on December 31, 2019, in an amount equal to $312,500 (subject to reduction for prepayments), with the remaining principal amount of the 2024 Term Loan Increase due on the maturity date.

The 2024 Term Loan Increase and borrowings under the revolving credit facility are subject to the terms and conditions of the Credit Agreement, including its covenants and events of default, which, except as described above, remain materially unchanged following the Amendment.

The proceeds of the 2024 Term Loan Increase were used to fund a portion of the purchase price of the Company’s acquisition of 1st Global, Inc. and 1st Global Insurance Services, Inc. (together, “1st Global”), as described in more detail below, as well as to pay fees and expenses associated with the entry into the Amendment. No amounts have been borrowed pursuant to the revolving credit facility under the Credit Agreement as of the date hereof.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously announced, on March 18, 2019, 1G Acquisitions, LLC (the “Purchaser”), an indirect wholly owned subsidiary of the Company, entered into a Stock Purchase Agreement (the “Purchase Agreement”) with 1st Global, certain selling stockholders named therein and joinder sellers (the “Sellers”) and SAB Representative, LLC, as the Sellers’ representative, pursuant to which the Purchaser agreed to acquire all of the issued and outstanding common stock of 1st Global (the “Acquisition”).

On May 6, 2019, the Purchaser consummated the Acquisition for a cash purchase price of $180.0 million. The purchase price is subject to customary adjustment as well as certain indemnity escrows, in each case as described more fully in the Purchase Agreement. The purchase price was paid with a combination of (i) cash on hand and (ii) a portion of the proceeds of the 2024 Term Loan Increase.

The foregoing description of the Purchase Agreement and the Acquisition does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 19, 2019 and is incorporated by reference herein.

Item 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under Item 1.01 of this Current Report on Form 8-K related to the incurrence of the 2024 Term Loan Increase is incorporated by reference herein.

Item 7.01    REGULATION FD DISCLOSURE

On May 6, 2019, the Company issued a press release announcing the closing of the Acquisition, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
10.1
Second Amendment to Credit Agreement, dated May 6, 2019, among Blucora, Inc., as borrower, most of its direct and indirect domestic subsidiaries, as guarantors, and JPMorgan Chase Bank, N.A., as successor administrative agent and successor collateral agent, and each lender party to the Second Amendment

99.1	Press release dated May 6, 2019 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLUCORA, INC.

By	/s/ Davinder Athwal
Davinder Athwal
Chief Financial Officer

May 6, 2019